UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2017

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 73.6%
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,870,000	$1,933,112	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	770,000	777,700	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	540,000	555,525
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000	1,329,250	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	2,500,000	2,621,875	(a)

Total Auto Components				7,217,462

Diversified Consumer Services - 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	500,000	555,350	(a)

Hotels, Restaurants & Leisure - 5.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,300,000	1,330,875	(a)
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	400,000	409,500	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000	413,977	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,210,000	1,296,213	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,234,842	1,234,842	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	952,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,500,000	1,591,875
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	980,000	1,040,025	(a)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,160,000	1,209,300	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	2,640,000	2,765,400
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	1,100,000	1,133,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,095,775
International Game Technology PLC, Secured Notes	6.250%	2/15/22	570,000	629,679	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	200,000	225,500	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,500,000	2,907,950
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,260,000	2,357,180	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,510,000	1,675,994
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	680,000	720,800	(a)
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	350,000	356,125	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,378,000	1,484,795	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,200,000	1,173,000	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	2,260,000	2,282,600	(a)

Total Hotels, Restaurants & Leisure				28,286,780

Household Durables - 1.3%
Beazer Homes USA Inc., Senior Notes	8.750%	3/15/22	1,000,000	1,113,700
Century Communities Inc., Senior Notes	5.875%	7/15/25	480,000	485,995	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	690,000	712,425
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,000,000	1,042,500	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	950,000	992,750	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	1,770,000	1,730,175	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - (continued)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	$426,400

Total Household Durables				6,503,945

Leisure Products - 0.5%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	3,130,000	2,597,900	(a)

Media - 3.5%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,065,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	4,000,000	4,067,520	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	783,750	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	3,885,000
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,945,000	2,134,638
EW Scripps Co., Senior Notes	5.125%	5/15/25	960,000	988,800	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	630,000	670,950	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	2,050,000	2,139,687	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,750,000	1,745,625	(a)

Total Media				17,480,970

Specialty Retail - 2.3%
American Greetings Corp., Senior Notes	7.875%	2/15/25	800,000	873,280	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	615,000	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	630,000	662,288	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,040,000	1,915,200	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,210,000	1,131,350	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,740,000	1,742,262
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	770,000	809,462	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,850,000	1,415,250	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	620,000	544,050	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,500,000	1,548,750	(a)

Total Specialty Retail				11,256,892

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	1,032,500	(a)

TOTAL CONSUMER DISCRETIONARY				74,931,799

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,970,000	1,999,550	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,209,488	(a)

Total Beverages				3,209,038

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,710,000	1,543,275	(a)

Food Products - 0.4%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,100,000	2,205,000	(a)

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,161,000	1,912,485
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	52,500	(a)
Total Tobacco				1,964,985

TOTAL CONSUMER STAPLES				8,922,298

ENERGY - 13.7%
Energy Equipment & Services - 1.1%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,990,000	2,091,987	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,582,350
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	730,300	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - (continued)
Transocean Inc., Senior Notes	7.500%	1/15/26	900,000	$929,250	(a)

Total Energy Equipment & Services				5,333,887

Oil, Gas & Consumable Fuels - 12.6%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,980,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,390,000	1,607,188	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	1,880,000	2,035,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	581,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	981,725
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	2,750,000	2,722,500	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,140,000	1,185,600	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	1,009,125	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	141,120
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	685,910
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	74,991
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	2,260,000	1,908,999
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	254,200
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	600,000
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	950,000	1,016,500	(a)
Extraction Oil & Gas Inc./Extraction Finance Corp., Senior Notes	7.875%	7/15/21	2,637,000	2,808,405	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,920,000	1,910,400
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	400,000	416,750
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(c)(d)(e)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	754,400	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,450,000	1,323,125	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,200,000	1,264,500
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	1,080,000	1,082,700
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000	2,245,600
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,680,000	1,732,500	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	2,160,000	2,224,800
PDC Energy Inc., Senior Notes	7.750%	10/15/22	1,000,000	1,045,000
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,910,000	2,069,485
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,240,000	1,323,700
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	297,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000	51,610
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,550,000	2,537,199
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,334,000	3,492,865
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000	4,047,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,670,000	1,759,762
RSP Permian Inc., Senior Notes	5.250%	1/15/25	790,000	807,775	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,760,000	1,645,600
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,060,000	890,400
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,396,197	2,444,121	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,500,000	1,541,250	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	634,500

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	780,000		$790,725
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	970,000		1,018,500
WPX Energy Inc., Senior Notes	7.500%	8/1/20	350,000		381,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000		575,438
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,120,000		1,267,000

Total Oil, Gas & Consumable Fuels					63,168,818

TOTAL ENERGY					68,502,705

FINANCIALS - 8.5%
Banks - 1.6%
Barclays Bank PLC, Subordinated Notes (USD 5 year Swap Rate + 6.833%)	7.750%	4/10/23	3,000,000		3,071,250	(f)
Barclays PLC, Junior Bonds (EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	1,070,000	EUR	1,447,369	(f)(g)
CIT Group Inc., Senior Notes	5.375%	5/15/20	41,000		44,075
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000		1,591,375	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000		1,191,645	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000		687,856

Total Banks					8,033,570

Capital Markets - 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,280,000		1,377,600

Consumer Finance - 2.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000		1,610,538
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000		1,636,687
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000		1,259,640	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000		3,165,000
Navient Corp., Senior Notes	6.625%	7/26/21	880,000		944,900
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000		2,220,625
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000		2,290,925	(a)

Total Consumer Finance					13,128,315

Diversified Financial Services - 3.2%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,450,000		1,413,750	(a)
CRC Escrow Issuer LLC/CRC Finco Inc., Senior Notes	5.250%	10/15/25	1,210,000		1,220,951	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,552,000		2,593,470	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes (Highest of 3 mo. USD LIBOR , 10 year Constant Maturity and 30 year Constant Maturity + 1.550%, Max = 12.950%, pays in cash)	4.360%	12/21/65	2,450,000		2,370,375	(a)(f)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	930,000		964,875	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	1,240,000		1,238,450	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	920,000		954,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	4,230,000		4,415,062	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	550,000		552,063	(a)

Total Diversified Financial Services					15,723,496

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.7%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,750,000	$1,804,687	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	1,930,000	1,910,565

Total Insurance				3,715,252

Thrifts & Mortgage Finance - 0.1%
Radian Group Inc., Senior Notes	4.500%	10/1/24	410,000	421,275

TOTAL FINANCIALS				42,399,508

HEALTH CARE - 7.9%
Health Care Equipment & Supplies - 0.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	2,340,000	2,070,900
Immucor Inc., Senior Notes	11.125%	2/15/22	940,000	991,700	(a)

Total Health Care Equipment & Supplies				3,062,600

Health Care Providers & Services - 5.2%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	350,000	339,500	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,427,000	1,436,846	(c)(d)(f)(h)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,170,350
Centene Corp., Senior Notes	4.750%	5/15/22	2,490,000	2,620,725
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	450,000	430,313
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/1/21	2,176,000	2,121,600
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	1,130,000	1,091,862
DaVita Inc., Senior Notes	5.125%	7/15/24	400,000	401,750
DaVita Inc., Senior Notes	5.000%	5/1/25	1,190,000	1,175,125
HCA Inc., Senior Notes	7.500%	2/15/22	3,830,000	4,356,625
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,440,000	1,553,400	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	920,000	971,750	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	3,460,000	3,490,275
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	3,000,000	3,004,500
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	500,000	508,750

Total Health Care Providers & Services				25,673,371

Pharmaceuticals - 2.1%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	490,000	483,875	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,140,000	1,154,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	810,000	806,963	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,240,000	1,222,950	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	5,640,000	5,160,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	400,000	384,500	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	1,160,000	1,232,500	(a)

Total Pharmaceuticals				10,445,638

TOTAL HEALTH CARE				39,181,609

INDUSTRIALS - 8.0%
Aerospace & Defense - 0.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,560,000	2,604,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Air Freight & Logistics - 0.5%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	430,000	$430,000
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,730,000	1,827,312	(a)

Total Air Freight & Logistics				2,257,312

Airlines - 0.8%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	599,818	631,308	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,164,781	2,274,373	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	96	108
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	158,837	166,978
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	283,519	324,630
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	744,625

Total Airlines				4,142,022

Building Products - 0.5%
Griffon Corp., Senior Notes	5.250%	3/1/22	1,230,000	1,254,231	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,374,750	(a)

Total Building Products				2,628,981

Commercial Services & Supplies - 2.1%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,120,000	1,163,400	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	600,000	666,828
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,110,492
Brink’s Co., Senior Notes	4.625%	10/15/27	1,240,000	1,237,024	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	640,000	649,600	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,400,000	1,499,750	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,127,500
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	400,003
West Corp., Senior Secured Notes	4.750%	7/15/21	1,500,000	1,528,125	(a)

Total Commercial Services & Supplies				10,382,722

Construction & Engineering - 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000	641,813	(a)

Machinery - 1.5%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	2,120,000	2,215,400	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	920,000	931,500	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,400,000	1,522,500	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	960,000	1,046,400
Tennant Co., Senior Notes	5.625%	5/1/25	1,780,000	1,866,775	(a)

Total Machinery				7,582,575

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,200,000	2,832,000	(a)

Road & Rail - 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,580,000	2,592,900	(a)

Trading Companies & Distributors - 0.8%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	303,600	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	2,380,000	2,400,825	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,230,000	1,251,156	(a)

Total Trading Companies & Distributors				3,955,581

Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,220,337	543,050	(a)(b)

TOTAL INDUSTRIALS				40,163,756

INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	959,200

IT Services - 0.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,760,000	1,804,000	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	1,510,000	1,619,505	(a)

Total IT Services				3,423,505

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Technology Hardware, Storage & Peripherals - 0.8%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,190,000	$2,299,014	(a)
Western Digital Corp., Senior notes	10.500%	4/1/24	1,500,000	1,764,000

Total Technology Hardware, Storage & Peripherals				4,063,014

TOTAL INFORMATION TECHNOLOGY				8,445,719

MATERIALS - 8.2%
Chemicals - 1.4%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,178,850	(a)(i)
Tronox Finance LLC, Senior Notes	7.500%	3/15/22	2,230,000	2,349,863	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,700,000	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	620,000	626,975	(a)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,000,000	1,060,000	(a)

Total Chemicals				6,915,688

Construction Materials - 0.5%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,860,060	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	590,000	598,850	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	10,000	10,800

Total Construction Materials				2,469,710

Containers & Packaging - 1.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	268,450	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	220,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,040,000	2,170,050	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,965,000	2,240,100
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	534,531
Plastipak Holdings Inc., Senior Notes	6.250%	10/15/25	600,000	614,880	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	760,000	792,186	(a)

Total Containers & Packaging				6,840,697

Metals & Mining - 4.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,623,822	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	550,000	567,461	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	1,200,000	1,258,608	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	550,000	553,821	(a)
ArcelorMittal SA, Senior Notes	6.000%	3/1/21	3,000,000	3,300,000
Arconic Inc., Senior Notes	5.400%	4/15/21	3,000,000	3,231,570
Coeur Mining Inc., Senior Notes	5.875%	6/1/24	820,000	823,075
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,544,000	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,945,300
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	2,986,000	3,217,415	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	287,950	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,873,903	60,902	*(a)(j)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	20,789	0	(a)(b)(c)(d)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,070,000	1,148,850	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	750,000	776,250	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	498,200

Total Metals & Mining				22,837,224

Paper & Forest Products - 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,812,600

TOTAL MATERIALS				40,875,919

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	710,000	$727,723
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	224,950
CoreCivic Inc., Senior Notes	5.000%	10/15/22	960,000	1,006,800
CoreCivic Inc., Senior Notes	4.625%	5/1/23	390,000	400,725
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,290,000	1,296,450
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,431,500
iStar Inc., Senior Bonds	5.250%	9/15/22	1,010,000	1,037,775
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,890,000	1,946,700
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	203,175
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	391,462	(a)
VICI Properties 1 LLC/VICI FC Inc., Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	4.847%	10/15/22	700,000	707,000	(f)

Total Equity Real Estate Investment Trusts (REITs)				9,374,260

Real Estate Management & Development - 0.1%
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	560,000	597,324	(a)

TOTAL REAL ESTATE				9,971,584

TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 2.4%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	859,613	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	930,000	899,496
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,953,750	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,570,000	1,633,775	*(a)(j)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,990,000	3,232,937	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	770,000	775,963	(a)(i)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,110,000	999,000
Windstream Services LLC, Senior Notes	7.750%	10/1/21	680,000	516,800

Total Diversified Telecommunication Services				11,871,334

Wireless Telecommunication Services - 3.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,960,000	3,127,536	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,147,500
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	1,310,000	1,503,225	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	370,000	449,550
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,748,687	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	691,008
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	920,000	1,156,900
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	2,000,000	2,105,000
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,912,000

Total Wireless Telecommunication Services				16,841,406

TOTAL TELECOMMUNICATION SERVICES				28,712,740

UTILITIES - 1.0%
Electric Utilities - 0.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,475,000	1,782,000

Independent Power and Renewable Electricity Producers - 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,419,773	3,368,477

TOTAL UTILITIES				5,150,477

TOTAL CORPORATE BONDS & NOTES (Cost - $368,935,621)				367,258,114

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 6.2%
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	4.612%	11/25/32	1,820,376	$1,753,059	(f)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	1,500,000	1,543,449	(a)(f)
Asset-Backed Funding Certificates, 2004-OPT5 M1 (1 mo. USD LIBOR + 1.125%)	2.362%	3/25/34	2,345,731	2,058,294	(f)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.812%	8/5/27	1,500,000	1,512,888	(a)(f)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	6.675%	4/27/27	1,000,000	1,005,140	(a)(f)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	1,750,000	1,763,027	(a)(f)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	1,200,000	1,217,690	(a)(f)
Cumberland Park CLO Ltd., 2015-2A E (3 mo. USD LIBOR + 5.000%)	6.363%	7/20/26	750,000	752,318	(a)(f)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.265%	8/15/28	1,750,000	1,751,433	(a)(f)
Galaxy CLO Ltd., 2015-20A E (3 mo. USD LIBOR + 5.500%)	6.863%	7/20/27	500,000	501,821	(a)(f)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	1,500,000	1,516,878	(a)(f)
GSAA Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	1.507%	3/25/36	3,326,507	2,558,252	(f)
GSAMP Trust, 2004-SEA2 M2 (1 mo. USD LIBOR + 1.250%)	2.487%	3/25/34	2,290,465	1,735,158	(f)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A (1 mo. USD LIBOR + 0.150%)	1.387%	3/25/37	1,899,748	1,721,135	(f)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	8.054%	1/15/28	1,475,000	1,483,756	(a)(f)
Marathon CLO Ltd., 2015-8A C (3 mo. USD LIBOR + 4.050%)	5.404%	7/18/27	950,000	954,833	(a)(f)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	1,000,000	1,006,098	(a)(f)
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.609%	7/15/27	1,250,000	1,253,565	(a)(f)
Northwoods Capital Ltd., 2017-15A E (3 mo. USD LIBOR + 6.000%)	7.255%	6/20/29	1,250,000	1,202,250	(a)(f)
Structured Asset Securities Corp., 2005-SC1 1A2 (6 mo. USD LIBOR + 5.300%)	7.238%	5/25/31	2,537,560	2,312,256	(a)(f)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	7.507%	4/20/27	1,250,000	1,259,386	(a)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $29,653,500)				30,862,686

COLLATERALIZED MORTGAGE OBLIGATIONS(k) - 2.9%
American Home Mortgage Assets, 2006-6 A1A (1 mo. USD LIBOR + 0.190%)	1.427%	12/25/46	3,750,381	3,144,109	(f)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	54,587	54,700	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,232,295	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1 (1 mo. USD LIBOR + 1.150%)	2.387%	9/25/34	2,157,933	2,029,366	(f)
Credit Suisse Mortgage Trust, 2015-02R 7A2 (12 mo. Monthly Treasury Average Index + 2.540%)	2.948%	8/27/36	2,450,501	2,150,650	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.687%	10/25/29	2,110,000	2,245,144	(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.087%	10/25/29	1,520,000	1,606,619	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(k) - (continued)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	1,600,000	$960,662	(a)(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,006,491	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $14,054,224)				14,430,036

CONVERTIBLE BONDS & NOTES - 1.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
DISH Network Corp., Senior Notes	2.375%	3/15/24	140,000	134,837	(a)

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	670,000	596,719	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,360,000	1,226,550

TOTAL ENERGY				1,823,269

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	840,000	802,725	(a)

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Finisar Corp., Senior Bonds	0.500%	12/15/33	190,000	201,162

Semiconductors & Semiconductor Equipment - 0.2%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	700,000	875,875	(a)

Software - 0.3%
Workday Inc., Senior Notes	0.250%	10/1/22	1,190,000	1,205,619	(a)

Technology Hardware, Storage & Peripherals - 0.0%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	190,000	185,725

TOTAL INFORMATION TECHNOLOGY				2,468,381

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $5,150,357)				5,229,212

SENIOR LOANS - 9.5%
CONSUMER DISCRETIONARY - 3.3%
Diversified Consumer Services - 0.4%
Laureate Education Inc., 2017 Term Loan B (1 mo. LIBOR + 4.500%)	5.742%	4/26/24	1,144,250	1,151,164	(f)(l)(m)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.992%	5/2/22	997,500	1,007,475	(f)(l)(m)

Total Diversified Consumer Services				2,158,639

Hotels, Restaurants & Leisure - 0.8%
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.702%	9/15/23	976,287	982,050	(f)(l)(m)
Equinox Holdings Inc., 2017 Term Loan B (1 Week LIBOR + 3.250%)	4.492%	3/8/24	1,492,500	1,503,694	(f)(l)(m)
Golden Nugget Inc., 2017 Incremental Term Loan	4.490 - 4.554%	10/4/23	582,911	589,377	(f)(l)(m)
Scientific Games International Inc., 2017 Term Loan B4	4.492 - 4.522%	8/14/24	950,000	962,172	(f)(l)(m)

Total Hotels, Restaurants & Leisure				4,037,293

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 0.5%
Acosta Holdco Inc., 2015 Term Loan (1 mo. LIBOR + 3.250%)	4.492%	9/26/21	920,452	$811,000	(f)(l)(m)
CBS Radio Inc., Term Loan B (1 mo. LIBOR + 3.500%)	4.738%	10/17/23	1,491,696	1,505,215	(f)(l)(m)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.242%	12/8/23	175,750	177,112	(f)(l)(m)

Total Media				2,493,327

Specialty Retail - 1.4%
Academy Ltd., 2015 Term Loan B	5.240 - 5.318%	7/1/22	1,894,172	1,400,504	(f)(l)(m)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.242%	9/25/24	470,000	457,956	(f)(l)(m)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.238 - 4.242%	11/8/23	504,928	508,715	(f)(l)(m)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.340 - 4.580%	8/19/22	232,650	233,522	(f)(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.380%	1/26/23	977,513	807,426	(f)(l)(m)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	984,473	848,339	(f)(l)(m)(n)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	710,000	714,881	(f)(l)(m)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	707,338	(c)(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.530%	6/29/22	2,300,000	1,265,000	(c)(f)(l)(m)

Total Specialty Retail				6,943,681

Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	2,067,000	1,033,500	(c)(f)(l)(m)

TOTAL CONSUMER DISCRETIONARY				16,666,440

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.317%	6/22/23	995,006	966,045	(f)(l)(m)

ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Hercules Offshore Inc. (wind-down lender claim)	—	—	920,775	713,601	*(c)

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	1,010,000	1,087,517	(f)(l)(m)

TOTAL ENERGY				1,801,118

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.490%	8/18/23	376,200	379,756	(f)(l)(m)

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., 2017 Term Loan (1 mo. LIBOR + 4.500%)	5.742%	6/30/22	1,661,650	1,673,594	(f)(l)(m)

Health Care Providers & Services - 1.1%
Jaguar Holding Co. II, 2017 Term Loan	3.992 - 4.083%	8/18/22	1,460,151	1,470,024	(f)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.333%	6/7/23	909,222	917,291	(f)(l)(m)
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.110 - 7.000%	6/30/23	1,825,974	1,839,669	(f)(l)(m)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - (continued)
Vizient Inc., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	4.742%	2/13/23	1,382,414	$1,393,646	(f)(l)(m)

Total Health Care Providers & Services				5,620,630

TOTAL HEALTH CARE				7,294,224

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.4%
TransDigm Inc., Term Loan D	4.242 - 4.333%	6/4/21	994,859	1,000,455	(f)(l)(m)
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.130%	4/30/21	985,000	965,300	(c)(f)(l)(m)

Total Aerospace & Defense				1,965,755

Air Freight & Logistics - 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.488%	4/3/22	1,496,250	1,508,488	(f)(l)(m)

Airlines - 0.0%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.568%	10/6/23	199,885	201,342	(f)(l)(m)

Building Products - 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.992%	11/15/23	373,180	374,113	(f)(l)(m)

Commercial Services & Supplies - 0.2%
Garda World Security Corp., 2017 Term Loan (3 mo. LIBOR + 4.000%)	5.311%	5/24/24	1,278,271	1,291,054	(f)(l)(m)

Marine - 0.4%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	9.992%	11/12/20	2,340,250	1,811,744	(f)(l)(m)

TOTAL INDUSTRIALS				7,152,496

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.3%
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.371%	10/27/21	1,382,234	1,390,405	(f)(l)(m)

Internet Software & Services - 0.2%
Ancestry.com Operations Inc., Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.490%	10/19/24	1,233,000	1,263,825	(f)(l)(m)

TOTAL INFORMATION TECHNOLOGY				2,654,230

MATERIALS - 0.7%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.742%	10/31/23	467,650	470,963	(f)(l)(m)

Containers & Packaging - 0.5%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.488 - 3.492%	10/1/22	407,987	409,771	(f)(l)(m)
BWAY Holding Co., 2017 Term Loan B	4.522 - 4.599%	4/3/24	399,000	400,674	(f)(l)(m)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.335%	12/29/23	374,120	376,965	(f)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	3.992%	2/5/23	1,487,512	1,497,558	(f)(l)(m)

Total Containers & Packaging				2,684,968

Metals & Mining - 0.1%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.583%	4/16/20	566,979	508,864	(f)(l)(m)

TOTAL MATERIALS				3,664,795

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.242%	10/24/22	465,309	$447,421	(f)(l)(m)

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	2,540,000	2,509,573	(l)(m)
Windstream Services LLC, Repriced Term Loan B6 (1 mo. LIBOR + 4.000%)	5.240%	3/29/21	566,101	531,958	(f)(l)(m)

TOTAL TELECOMMUNICATION SERVICES				3,041,531

UTILITIES - 0.7%
Electric Utilities - 0.4%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.549%	3/4/22	2,580,045	1,823,233	*(b)(f)(j)(l)(m)

Independent Power and Renewable Electricity Producers - 0.3%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.239 - 4.242%	6/30/18	1,500,000	1,510,312	(f)(l)(m)

TOTAL UTILITIES				3,333,545

TOTAL SENIOR LOANS (Cost - $51,629,721)				47,401,601

SOVEREIGN BONDS - 0.6%
Argentina - 0.6%
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,570,000	1,714,244
Republic of Argentina, Senior Bonds	5.625%	1/26/22	580,000	610,450
Republic of Argentina, Senior Notes	6.875%	1/26/27	800,000	873,200

TOTAL SOVEREIGN BONDS (Cost - $2,943,287)				3,197,894

			SHARES
COMMON STOCKS - 1.8%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Bossier Casino Venture Holdco Inc.			83,175	760,219	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	219,330	*(c)(d)

TOTAL CONSUMER DISCRETIONARY				979,549

ENERGY - 1.6%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			282,728,964	1,244,008	*(c)(d)

Oil, Gas & Consumable Fuels - 1.3%
Berry Petroleum Co.			277,219	2,009,838	*(c)
Blue Ridge Mountain Resources Inc.			437,037	4,370,370	*(d)
MWO Holdings LLC			738	72,471	*(c)(d)

Total Oil, Gas & Consumable Fuels				6,452,679

TOTAL ENERGY				7,696,687

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			54,688	142,736	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,085	0	*(a)(c)(d)(e)

TOTAL INDUSTRIALS				142,736

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

SECURITY		SHARES	VALUE
MATERIALS - 0.0%
Paper & Forest Products - 0.0%
Verso Corp., Class A Shares		175	$1,227	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.		1,571	4	*

TOTAL COMMON STOCKS (Cost - $18,362,620)			8,820,203

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.9%
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	302,382	3,515,191	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	4,529	52,649	(b)(h)
Sanchez Energy Corp.	6.500%	41,400	763,002

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $4,651,397)			4,330,842

INVESTMENTS IN UNDERLYING FUNDS - 1.1%
SPDR Barclays Short Term High Yield Bond ETF (Cost - $5,732,955)		204,968	5,722,707

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.6%
Consumer Finance - 0.6%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.100%	114,437	3,005,116	(f)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	24,305,700	243,057	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $5,031,600)			3,248,173

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $506,145,282)			490,501,468

SHORT-TERM INVESTMENTS - 0.6%
Western Asset Government Cash Management Portfolio LLC (Cost - $2,900,000)	1.100%	2,900,000	2,900,000	(o)

TOTAL INVESTMENTS - 98.9% (Cost - $509,045,282)			493,401,468
Other Assets in Excess of Liabilities - 1.1%			5,253,382

TOTAL NET ASSETS - 100.0%			$498,654,850

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Restricted security (See Note 3).

(i)	Securities traded on a when-issued or delayed delivery basis.

(j)	The coupon payment on these securities is currently in default as of October 31, 2017.

(k)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of October 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At October 31, 2017, the total market value of investments in Affiliated Companies was $2,900,000 and the cost was $2,900,000 (See Note 2).

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
ETF	— Exchange-Traded Fund
EUR	— Euro
LIBOR	— London Interbank Offered Rate
SPDR	— Standard & Poor’s Depositary Receipts

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	689	12/17	$81,616,545	$80,742,188	$(874,357)
U.S. Treasury Ultra Long-Term Bonds	29	12/17	4,855,266	4,778,656	(76,610)

					(950,967)

Contracts to Sell:
U.S. Treasury 10-Year Notes	580	12/17	73,246,475	72,463,750	782,725

Net unrealized depreciation on open futures contracts					$(168,242)

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	809,439	USD	629,440	Barclays Bank PLC	1/19/18	$(10,372)
CAD	1,244,644	USD	997,913	Barclays Bank PLC	1/19/18	(32,342)
USD	925,133	CAD	1,156,322	Barclays Bank PLC	1/19/18	28,080
EUR	3,762,454	USD	4,467,387	Citibank N.A.	1/19/18	(64,371)

Total						$(79,005)

Abbreviations used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

At October 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.29 Index	$12,870,000	12/20/22	5% quarterly	$(1,080,347)	$(941,845)	$(138,502)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	October 31, 2017

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$73,696,957	$1,234,842		$74,931,799
Energy	—	68,502,705	0	*	68,502,705
Health Care	—	37,744,763	1,436,846		39,181,609
Materials	—	40,875,919	0	*	40,875,919
Other Corporate Bonds & Notes	—	143,766,082	—		143,766,082
Asset-Backed Securities	—	30,862,686	—		30,862,686
Collateralized Mortgage Obligations	—	14,430,036	—		14,430,036
Convertible Bonds & Notes	—	5,229,212	—		5,229,212
Senior Loans:
Consumer Discretionary	—	13,660,602	3,005,838		16,666,440
Energy	—	1,087,517	713,601		1,801,118
Industrials	—	6,187,196	965,300		7,152,496
Other Senior Loans	—	21,781,547	—		21,781,547
Sovereign Bonds	—	3,197,894	—		3,197,894
Common Stocks:
Consumer Discretionary	—	—	979,549		979,549
Energy	—	4,370,370	3,326,317		7,696,687
Industrials	—	—	142,736		142,736
Other Common Stocks	$1,231	—	—		1,231
Convertible Preferred Stocks	—	4,330,842	—		4,330,842
Investments in Underlying Funds	5,722,707	—	—		5,722,707
Preferred Stocks:
Financials	3,005,116	—	—		3,005,116
Industrials	—	—	243,057		243,057

Total Long-Term Investments	8,729,054	469,724,328	12,048,086		490,501,468

Short-Term Investments†	—	2,900,000	—		2,900,000

Total Investments	8,729,054	472,624,328	12,048,086		493,401,468

Other Financial Instruments:
Futures Contracts	782,725	—	—		782,725
Forward Foreign Currency Contracts	—	28,080	—		28,080

Total Other Financial Instruments	782,725	28,080	—		810,805

Total	$9,511,779	$472,652,408	$12,048,086		$494,212,273

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$950,967	—	—	$950,967
Forward Foreign Currency Contracts	—	$107,085	—	107,085
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	138,502	—	138,502

Total	$950,967	$245,587	—	$1,196,554

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		HEALTH CARE	MATERIALS		UTILITIES
Balance as of July 31, 2017	$1,518,441	$0	*	$1,418,010	$0	*	$151,792
Accrued premiums/discounts	3,153	—		578	—		—
Realized gain (loss)	5,519	—		—	—		(44,173)
Change in unrealized appreciation (depreciation)[1]	(8,672)	—		18,258	—		48,065
Purchases	42,653	—		—	—		—
Sales	(326,252)	—		—	—		(155,684)
Transfers into Level 3[2]	—	—		—	—		—
Transfers out of Level 3[3]	—	—		—	—		—

Balance as of October 31, 2017	$1,234,842	$0	*	$1,436,846	$0	*	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[1]	$(8,672)	—		$18,258	—		—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS
Balance as of July 31, 2017	$2,436,757	$1,533,461	$2,640,908	—
Accrued premiums/discounts	471	1,752	106	—
Realized gain (loss)	—	12,366	(1,732)	—
Change in unrealized appreciation (depreciation)[1]	(464,890)	(9,998)	(21,282)	—
Purchases	—	17,223	—	—
Sales	—	(841,203)	(2,618,000)	—
Transfers into Level 3[2]	1,033,500	—	—	$965,300
Transfers out of Level 3[3]	—	—	—	—

Balance as of October 31, 2017	$3,005,838	$713,601	—	$965,300

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[1]	$(464,890)	—	—	—

INVESTMENTS IN SECURITIES (cont’d)	COMMON STOCKS				CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	MATERIALS	ENERGY	INDUSTRIALS	TOTAL
Balance as of July 31, 2017	$676,135	$4,559,435	$143,283	$0 *	$4,585,452	$243,057	$19,906,731
Accrued premiums/discounts	—	—	—	—	—	—	6,060
Realized gain (loss)	—	(8,433,041)	—	(342,989)	—	—	(8,804,050)
Change in unrealized appreciation (depreciation)[1]	303,414	7,233,522	(547)	342,989	(254,610)	—	7,186,249
Purchases	—	—	—	—	—	—	59,876
Sales	—	(33,599)	—	(0)	—	—	(3,974,738)
Transfers into Level 3[2]	—	—	—	—	—	—	1,998,800
Transfers out of Level 3[3]	—	—	—	—	(4,330,842)	—	(4,330,842)

Balance as of October 31, 2017	$979,549	$3,326,317	$142,736	—	—	$243,057	$12,048,086

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[1]	$303,414	$(1,195,218)	$(547)	—	—	—	$(1,347,655)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended October 31, 2017. The following transactions were effected in shares of such companies for the period ended October 31, 2017.

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$32,302,273	32,302,273	$29,402,273	29,402,273	—	$4,113	—	$2,900,000

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face amount	Acquisition Date	Cost	Value at 10/31/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co. Convertible Preferred Stock	4,529	2/17	$45,290	$52,649		$11.62	0.01%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,427,000	6/17	1,413,516	1,436,846	(a)	100.69	0.29

			$1,458,806	$1,489,495			0.30%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2017